EX-99.906CERT


         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Marshall Dornfeld, Chief Executive Officer, of Advantage Advisers Whistler Fund LLC (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    MAY 21, 2004                 /s/ Marshall Dornfeld
     -----------------------          ------------------------------------------
                                      Marshall Dornfeld, Chief Executive Officer
                                      (chief executive officer)


I, Alan Kaye, Chief Financial Officer of Advantage Advisers Whistler Fund LLC (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    MAY 21, 2004                         /s/ Alan Kaye
     -------------------------------          ----------------------------------
                                              Alan Kaye, Chief Financial Officer
                                              (chief financial officer)